                                                             Execution Copy

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ISSUED UPON
EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. NO SALE OR DISTRIBUTION
HEREOF OR THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT
RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY
THAT SUCH REGISTRATION IS NOT REQUIRED UNDER APPLICABLE SECURITIES LAWS.

                                WARRANT AGREEMENT

WARRANT AGREEMENT (this "Agreement"), dated as of March 23, 2005, by and between NeoGenomics, Inc., a Nevada corporation (the "Company"), and Aspen
Select Healthcare, LP, a Delaware limited partnership (the "Warrant Holder").

                               W I T N E S S E T H
                               - - - - - - - - - -

        WHEREAS, the parties have entered into that certain Loan and Security
Agreement by and between NeoGenomics, Inc., a Florida company (the "Operating
Subsidiary") and the Warrant Holder dated as of March 23, 2005 (the "Loan
Agreement"), pursuant to which the Warrant Holder agreed to provide loans in an amount up to $1,500,000 (the "Loan") to the Operating Subsidiary; and

        WHEREAS, The Company is the parent of the Operating Subsidiary, and has a direct economic interest in the Operating Subsidiary; and

        WHEREAS, the Company is gaining considerable economic value by virtue of the Warrant Holder extending the Loan to the Operating Subsidiary; and

        WHEREAS, the Company has agreed to issue to the Warrant Holder a warrant
(the "Warrant") to purchase an aggregate of 2,500,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock") as an inducement to the Warrant Holder to enter into the Loan Agreement, pursuant to the Vesting
Schedule (as defined in Section 11 below).

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Warrant. The Company hereby grants to the Warrant Holder, subject to the terms set forth herein, the right to purchase at any time during the term (the
"Warrant Exercise Term") commencing on the date hereof and ending at 5:30 p.m.,
New York time on the fifth anniversary of the date hereof (the "Expiration
Date") 2,500,000 shares of Common Stock (the "Shares"), at an exercise price of
$0.50 per share (the "Exercise Price").

        2. Exercise of Warrant.

           2.1 Exercise. The Warrant may be exercised by the Warrant Holder, in whole or in part, by delivering the Notice of Exercise purchase form, attached as
Exhibit A hereto (the "Notice of Exercise"), duly executed by the Warrant Holder

                                                             Execution Copy

to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer or check payable to the order of the Company, of the amount obtained by multiplying the number of Shares designated in the Notice of Exercise by the Exercise Price (the
"Purchase Price"). The Purchase Price may also be paid, in whole or in part, by delivery of such purchase form and of shares of Common Stock owned by the
Warrant Holder having a Market Price (as defined in Section 2.3 hereof) on the last business day ending the day immediately prior to the Exercise Date (as defined below) equal to the portion of the aggregate Exercise Price being paid in such shares. In addition, the Warrant may be exercised, pursuant to a cashless exercise by providing irrevocable instructions to the Company, through delivery of the Notice of Exercise with an appropriate reference to this Section
2.1 to issue the number of shares of the Common Stock equal to the product of
(a) the number of shares as to which the Warrant is being exercised multiplied by (b) a fraction, the numerator of which is the Market Price of a share of the
Common Stock on the last business day preceding the Exercise Date less the
Exercise Price therefor and the denominator of which is such Market Price. For purposes hereof, "Exercise Date" shall mean the date on which all deliveries required to be made to the Company upon exercise of the Warrant pursuant to this
Section 2.1 shall have been made.

           2.2 Issuance of Certificates. As soon as practicable after the exercise of the Warrant (in whole or in part) in accordance with Section 2.1 hereof, the
Company, at its expense, shall cause to be issued in the name of and delivered to the Warrant Holder (i) a certificate or certificates for the number of fully-paid and non-assessable Shares to which the Warrant Holder shall be entitled upon such exercise and (if applicable) (ii) a new warrant agreement of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of the Warrant not exercised by the Warrant Holder. The Warrant
Holder shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Notice of Exercise and payment of the
Purchase Price in accordance with Section 2.1 hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

           2.3 Market Price. The "Market Price" of a share of Common Stock means:
the average of the daily volume weighted average price of shares of Common Stock on the principal market on which shares of the Common Stock are traded for the five
(5) trading days immediately preceding the date of the determination of the
Market Price. If shares of Common Stock are not traded on any public market
(e.g. NYSE, AMEX, NASDAQ, OTCBB or Pink Sheets), the Market Price of the Common
Stock shall be determined, in good faith, by the Board of Directors of the
Company.

        3. Adjustments.

           3.1 Stock Splits, Stock Dividends and Combinations. If the Company at
any time subdivides the outstanding shares of the Common Stock or issues a stock dividend (in Common Stock) on the outstanding shares of the Common Stock, the
Exercise Price in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of
Shares subject hereto shall be proportionately increased, and if the Company at any time combines (by reverse stock split or otherwise) the outstanding shares

                                                             Execution Copy

of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares subject hereto shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

           3.2 Merger or Consolidation. In the case of any consolidation of the
Company with, or merger of the Company with or into another entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding capital stock of the Company), the entity formed by such consolidation or merger shall execute and deliver to the Warrant Holder a supplemental warrant agreement providing that the Warrant Holder of the Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of capital stock and other securities and property receivable upon such consolidation or merger by a holder of the number of Shares for which such Warrant might have been exercised immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 3.1 hereof and to the provisions of Section 10 hereof. This Section 3.2 shall similarly apply to successive consolidations or mergers.

        4. Transfers.

           4.1 Unregistered Securities. Warrant Holder hereby acknowledges and agrees that the Warrant and the Shares have not been registered under the Securities
Act of 1933, as amended (the "Securities Act"), and are "restricted securities"
under the Securities Act inasmuch as they are being acquired in a transaction not involving a public offering, and the Warrant Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of the Warrant or any Shares issued upon exercise of the Warrant in the absence of (a) an effective registration statement under the Securities Act as to the Warrant or such Shares and registration and/or qualification of the Warrant or such Shares under any applicable Federal or state securities law then in effect or (b) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.

           4.2 Transferability. Subject to the provisions of Section 4.1 hereof, the rights under this Agreement are freely transferable, in whole or in part, by the Warrant Holder, and such transferee shall have the same rights hereunder as the
Warrant Holder.

           4.3 Warrant Register. The Company will maintain a register containing the names and addresses of the Warrant Holders of the Warrant. Until any transfer of
Warrant in accordance with this Agreement is reflected in the warrant register, the Company may treat the Warrant Holder as the absolute owner hereof for all purposes. Any Warrant Holder may change such Warrant Holder's address as shown on the warrant register by written notice to the Company requesting such change.

        5. No Fractional Shares. Any adjustment in the number of Shares purchasable hereunder shall be rounded to the nearest whole share.

        6. Investment Representations. The Warrant Holder agrees and acknowledges that it is acquiring the Warrant and will be acquiring the Shares for its own

                                                             Execution Copy

account and not with a view to any resale or distribution other than in accordance with Federal and state securities laws. The Warrant Holder is an
"accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

        7. Covenants as to the Shares. The Company covenants and agrees that the shares of Common Stock issuable upon exercise of the Warrant, will, upon issuance in accordance with the terms hereof, be duly and validly issued and outstanding, fully-paid and non-assessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issuance thereof imposed by or through the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificates in respect of such shares in a name other than that of the Warrant
Holder and the Company shall not be required to issue or deliver such certificates unless or until the person(s) requesting the issuance thereof shall have paid to the Company the amount of such tax or it shall be established to the satisfaction of the Company that such tax has been paid. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented under this Agreement.

        8. Legend. Any certificate evidencing the Shares issuable upon exercise hereof will bear a legend indicating that such securities have not been registered under the Securities Act or under any state securities laws and may not be sold or offered for sale in the absence of an effective registration statement as to the securities under the Securities Act and any applicable state securities law or an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

        9. Rights Applicable to the Warrant Shares. The parties hereby acknowledge and agree that the Shares, when issued in accordance with the terms hereof, shall be entitled to all of the same rights and privileges provided to the
Company's Common Stock.

        10. Dividends and Other Distributions. In the event that the Company shall, at any time prior to the exercise of all Warrants, declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, properties, rights, evidence of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Warrant Holder shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same assets, property, rights, evidences of indebtedness, securities or any other thing of value that the Warrant Holder would have been entitled to receive at the time of such dividend or distribution as if the Warrant had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make (and maintain) appropriate reserves to ensure the timely performance of the provisions of this Section 10.

        11. Vesting. The Warrants subject to this Agreement will vest according to the following schedule (the "Vesting Schedule"): (1) 1,416,667 Warrants
("Closing Warrants") shall vest upon the closing of the Loan Agreement and (2)
1,083,333 Warrants shall vest upon the Company receiving written notice from the
Warrant Holder that the full amount of the second tranche is available to be drawn upon under the Company's Working Capital Facilty with the Warrant Holder

                                                             Execution Copy

(the "Second Tranche") by April 30, 2005. In the event that a portion, but not all of the Second Tranche is available to the Company, the number of Warrants that will vest under this Agreement over the Closing Warrants will be prorated to correspond with the percentage of the amount that is available by April 30,
2005 of the total amount of the Second Tranche. If additional amounts are made available to the Company after April 30, 2005, additional shares will vest in the pro rata portion of such remaining Warrants corresponding with the percentage of the additional amount of the Working Capital Facility that is made available under the Second Tranche during such time of the total amount of
Second Tranche, less a 10% penalty in the number of Warrants that would vest at such time for each month or part thereof that such additional availability is not provided to the Company under the Second Tranche. For purposes of clarification, there would be a 10% penalty in Warrants subject to this
Agreement for additional amounts made available under the Second Tranche in May
2005, a 20% penalty in June 2005, a 30% penalty in July 2005 and so on. Any
Warrants that do not vest shall be null and void and not exercisable.

        12. Miscellaneous.

           12.1 Waivers and Amendments. This Agreement or any provisions hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the Company and by the Warrant Holder.

           12.2 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

           12.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand or by facsimile transmission, when telexed, or upon receipt when mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i) If to Company:

                           NeoGenomics, Inc.
                           12701 Commonwealth Drive, Suite 9
                           Fort Myers, FL 33913
                           Attention: Robert P. Gasparini, President
                           Facsimile: (239) 768-0711

                           With a copy (which copy shall not constitute notice) to:

                           Kirkpatrick & Lockhart Nicholson Graham LLP
                           201 South Biscayne Boulevard, Suite 2000
                           Miami, Florida 33131

                           Attention: Harris C. Siskind
                           Facsimile: (305) 358-7095

                                                             Execution Copy

          (ii) If to Warrant Holder:

                           Aspen Select Healthcare, LP
                           1740 Persimmon Drive
                           Naples, FL 34109
                           Attention: Steven C. Jones
                           Facsimile: (239) 594-5964

                           With a copy (which copy shall not constitute notice) to:

                           M.M. Membrado & Associates, PLLC
                           115 E. 57th Street, Suite 1006
                           New York, NY 10022
                           Attention: Michael Membrado, Esq.
                           Facsimile: (646) 486-9771

           12.4 Headings. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the terms hereof.

           12.5 Closing of Books. The Company will at no time close its transfer books against the transfer of any Shares issued or issuable upon the exercise of the
Warrant in a manner that interferes with the timely exercise of the Warrant.

           12.6 No Rights or Liabilities as a Stockholder. This Agreement shall not entitle the Warrant Holder hereof to any voting rights or other rights as a stockholder of the Company with respect to the Shares prior to the exercise of the Warrant. No provision of this Agreement, in the absence of affirmative action by the Warrant Holder to purchase the Shares, and no mere enumeration herein of the rights or privileges of the Warrant Holder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the
Company, whether such liability is asserted by the Company or by creditors of the Company.

           12.7 Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and transferees.

           12.8 Severability. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                                             Execution Copy

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

                  NEOGENOMICS, INC.

                  By:/s/ Robert Gasparini
                  Robert P. Gasparini, President

                  ASPEN SELECT HEALTHCARE, L.P., a Delaware limited partnership

                  By:  MEDICAL VENTURES PARTNERS, LLC,
                  a Delaware limited liability company,
                  its general partner,

                  By:/s/ Steven Jones
                     Steven C. Jones, Member

                                                             Execution Copy

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                                    (To be signed only on exercise of Warrant)

                    Dated:________________________

                    To:    NeoGenomics, Inc.

        The undersigned, pursuant to the provisions set forth in the attached
Warrant Agreement, hereby irrevocably elects to:

        [ ] purchase _____ shares of Common Stock covered by such Warrant Agreement and herewith makes a cash payment of $_____________, representing the full purchase price for such shares at the price per share provided for in such
Warrant Agreement.

        [ ] purchase _____ shares of Common Stock covered by such Warrant Agreement and herewith delivers _____ shares of Common Stock having a Market Price as of the last trading day preceding the date hereof of $______, representing the full purchase price for such shares at the price per shares provided for in such
Warrant Agreement.

        [ ] acquire in a cashless exercise _____ shares of Common Stock pursuant to the terms of Section 2.1 of such Warrant Agreement.

        Please issue a certificate or certificates representing such shares of
Common Stock in the name of the undersigned or in such other name as is specified below.

Signature:___________________________

Name (print):________________________

Title (if applicable):____________________

Company (if applicable):_________________